Exhibit 99.2

Crescent Real Estate Equities
Company

Third Quarter 2004

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Executive Officers	5
Financial Highlights
Key Financial Data	7
Balance Sheets	9
Statements of Operations	10
Funds From Operations	11
Earnings Guidance	12
Sector Contribution	13
Consolidated Debt Schedule	14
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	15
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	16
Investment in Unconsolidated Companies	17
Portfolio Data
Office:
Office Portfolio Breakdown	21
Office Property Table	22
Unconsolidated Office Joint Venture Properties	25
Office Leasing Statistics	26
Office Same-Store Analysis	27
Office Capital Expenditures	28
Top 25 Office Customers	29
Office Customer Industry Diversification	30
Office Lease Expirations	31
Acquisitions, Development and Dispositions	39
Resort/Hotel:
Resort/Hotel Property Table	41
Resort Same-Store Analysis	43
Residential Development:
Residential Development Statistics	45
Residential Development Property Table	46
Residential Development Net Equity Book Value by Project	47
Temperature-Controlled Logistics:
Temperature-Controlled Property Table and Operating Data	49
Contact Information
Equity Research Coverage/IR Contacts	51

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

About the Company

Celebrating its tenth year, Crescent Real Estate Equities Company (NYSE: CEI) is one of the largest publicly held real estate investment trusts in the nation. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of more than 70 premier office buildings totaling more than 29 million square feet primarily located in the Southwestern United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments. For more information, visit the Company’s website at http://www.crescent.com.

Vision

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

Mission

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

Summary
As of September 30, 2004

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties	75
Total Office Square Feet	29.9 million
Geographic Diversity	7 states and 27 sub-markets
Number of Employees	763
Common Shares and Units Outstanding (share equivalent)	117.1 million
Common Dividend-Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($15.74 share price at 09/30/04)	9.5%
Total Market Capitalization Including Debt	$5.1 billion
Insider Ownership	18.3%

Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on November 8, 2004, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Trust Managers

Richard E. Rainwater
Chairman of the Board

John C. Goff
Vice Chairman of the Board and
Chief Executive Officer

Dennis H. Alberts
President and Chief Operating Officer

Anthony M. Frank
Chairman, Belvedere Capital Partners

William F. Quinn
President, AMR Investments Services, Inc.

Paul E. Rowsey, III
President, Eiger, Inc.

Robert W. Stallings
Chairman and President, Stallings Capital Group, Inc.

Terry N. Worrell
President, Worrell Investments

Key Management

John C. Goff, Chief Executive Officer

Dennis H. Alberts, President and Chief Operating Officer

Kenneth S. Moczulski, President of Investments and Chief Investment Officer

Jerry R. Crenshaw, Jr, Executive Vice President and Chief Financial Officer

David M. Dean, Executive Vice President, Law and Administration and Secretary

Jane E. Mody, Executive Vice President, Capital Markets

Jane B. Page, Executive Vice President, Asset Management and Leasing, Houston Region

Thomas G. Miller, Senior Vice President, Investments

Suzanne K. Stevens, Senior Vice President and Controller

John L. Zogg, Jr, Senior Vice President, Asset Management and Leasing, Dallas Region

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Shares and Units:
Common Shares Outstanding	99,324,795	99,322,151	99,305,113	99,274,307	99,171,375
Units Outstanding (a)	17,727,778	17,728,622	17,728,622	17,746,694	17,746,694

Combined Shares and Units	117,052,573	117,050,773	117,033,735	117,021,001	116,918,069

Weighted Average for Quarter — Basic (EPS) (b)	99,024,335	99,021,830	98,992,934	98,884,105	99,172,210
Weighted Average for Quarter — Diluted (EPS) (b)	99,024,335	99,021,830	98,992,934	98,959,088	99,172,210
Weighted Average for Quarter — Diluted (FFO)	116,863,615	116,864,647	117,279,520	116,705,782	116,928,525
Share Price & Dividends
At the End of the Period	$15.74	$16.12	$17.97	$17.13	$14.50
High during Quarter	$16.58	$17.90	$18.75	$17.51	$17.20
Low during Quarter	$15.37	$15.05	$17.31	$14.82	$14.26
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375
Capitalization
Market Value of Common Equity	$1,842,407	$1,886,858	$2,103,096	$2,004,570	$1,695,312
Preferred Equity (c)	410,400	410,400	410,400	335,400	335,400
Total Consolidated Debt (d)	2,855,891	2,710,649	2,770,593	2,558,699	2,576,469

Total Capitalization	$5,108,698	$5,007,907	$5,284,089	$4,898,669	$4,607,181

Total Consolidated Debt/Total Capitalization (d)	56%	54%	52%	52%	56%
Selected Balance Sheet Data (e)
Net Investment in Real Estate (f)	$3,389,577	$3,333,823	$3,353,362	$3,157,273	$3,142,996
Total Assets (d)	4,586,969	4,467,506	4,480,144	4,314,463	4,298,963
Total Liabilities	3,322,405	3,138,968	3,097,760	2,936,830	2,928,767
Total Unconsolidated Debt	472,468	484,442	488,719	394,382	560,116
Total Minority Interest	127,441	135,726	145,089	155,829	146,875
Total Shareholders’ Equity	1,137,123	1,192,812	1,237,295	1,221,804	1,223,321
Selected Operating Data (f)
Total Property Revenues	$235,912	$228,595	$221,174	$244,999	$200,410
Net Straight-Line revenue / (expense) adjustment	2,290	3,816	2,792	359	1,198
Lease Termination Fees	1,300	5,900	1,300	1,500	5,000
Consolidated Capitalized Interest
Residential Development (g)	3,646	3,615	3,829	4,337	5,599
Resort/Hotel	69	134	75	24	6
Scheduled Principal Payments on Consolidated Debt	4,589	4,499	4,326	3,904	3,743
Office Property FFO (h)	68,410	75,326	67,972	68,269	73,285
Office Property Operating Margin (i)	51%	54%	52%	54%	53%
General & Administrative Expense	9,023	6,794	6,917	13,380	7,356
G&A as a Percentage of Total Property Revenues	3.8%	3.0%	3.1%	5.5%	3.7%
Office Bad Debt as Percentage of Office Property Revenue	0.2%	0.4%	0.1%	(0.3)%	(0.2)%
Interest Coverage Ratio (j)	1.96	2.00	2.03	2.05	1.82
Net (Loss) Income Available to Common Shareholders
Net (Loss) Income Available to Common Shareholders	$(18,683)	$(17,493)	$(18,597)	$28,410	$(3,305)
Basic — Per Share	$(0.19)	$(0.18)	$(0.19)	$0.29	$(0.03)
Diluted — Per Share	$(0.19)	$(0.18)	$(0.19)	$0.29	$(0.03)
Funds from Operations Available to Common Shareholders Before Impairment Charges Related to Real Estate Assets — Diluted (“FFO”) (h) (k)
FFO	$31,330	$31,037	$27,539	$91,235	$43,463
FFO per Weighted Average Share	$0.27	$0.27	$0.23	$0.78	$0.37
FFO Payout Ratio	138.9%	138.9%	163.0%	48.1%	101.4%
Portfolio Statistics (l)
Office Properties Owned and Managed	75	75	77	72	74
Total Office Square Footage	29,904,468	29,959,804	30,657,209	29,991,073	29,681,522
Economic Office Occupancy at End of Quarter (m)	86.4%	87.0%	86.4%	84.0%	84.4%
Leased Office Occupancy at End of Quarter	88.8%	88.1%	88.0%	86.4%	86.2%
Resort/Hotel Properties	9	9	9	9	10
Number of Resort/Hotel Rooms	2,807	2,807	2,807	2,807	3,077
Number of Active and Planned Residential Development Projects (n)	28	28	25	23	23

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Key Financial Data
(dollars in thousands)
(continued)

(a)	Represents actual units outstanding x 2 because each unit is exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Net of issuance costs, preferred equity is $401,089.

(d)	Includes $158,030 of debt related to the defeased LaSalle Note II, and the Company’s assets include $170,589 in U.S. Treasury and government sponsored agency securities that are used as collateral for this loan. The cash flow (principal maturities and interest) from the securities match the debt service payments on the note. Excluding the defeased debt, the total consolidated debt to total capitalization ratio would be 53%.

(e)	Segment information is as follows:

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment(1)(2)	Segment	Other		Total
Total Assets by Segment(3)(4):
Balance at September 30, 2004	2,691,879	500,043	834,228	205,971	354,848	(5)	4,586,969
Balance at December 31, 2003	2,502,750	468,273	707,485	300,396	335,559		4,314,463
Consolidated Property Level Financing:
Balance at September 30, 2004	(1,437,167)	(142,505)	(103,189)	—	(1,173,030	)(6)	(2,855,891)
Balance at December 31, 2003	(1,459,014)	(137,875)	(87,945)	—	(873,865	)(6)	(2,558,699)
Consolidated Other Liabilities:
Balance at September 30, 2004	(188,163)	(42,994)	(177,874)	—	(57,483)		(466,514)
Balance at December 31, 2003	(119,772)	(27,130)	(108,799)	—	(122,430)		(378,131)
Minority Interests:
Balance at September 30, 2004	(8,775)	(6,805)	(28,742)	—	(83,119)		(127,441)
Balance at December 31, 2003	(8,790)	(7,028)	(31,305)	—	(108,706)		(155,829)

(1)	Refer to page 47 for further details regarding Residential Development Segment information.

(2)	The Company sold its interest in The Woodlands Land Development Company, L.P. on December 31, 2003.

(3)	Total assets by segment is inclusive of investments in unconsolidated companies.

(4)	Non-income producing land held for investment or development of $82,241 by segment is as follows: Corporate — $75,277 and Resort/Hotel — $6,964.

(5)	Includes U.S. Treasury and government sponsored agency securities of $170,589.

(6)	Inclusive of Corporate bonds, credit facility, the Fleet $75 million term loan, Rouse land notes, and $158,030 of Funding II defeased debt.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations.

(g)	Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(h)	Funds from operations available to common shareholders before impairment charges related to real estate assets — diluted, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is calculated on a diluted basis, which includes the effect of operating partnership Unitholder minority interest. To calculate basic FFO per share, the Company excludes Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO before and after such impairments to GAAP net income is included on page 11 of this Supplemental Operating and Financial Data. FFO should not be considered an alternative to net income.

(i)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(j)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

•	Loss / (Gain) on joint ventures of properties, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $9,450 related to the defeasance of the LaSalle Note II in the first quarter. Trailing four quarters’ interest income includes $2,410 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note II. Excluding these two items, the interest coverage ratio would be 2.00.

(k)	Impairment charges, net of tax for 2004 are as follows: Q1 — $2,351, Q2 — $500, Q3 — $2,847.

(l)	Beginning in the first quarter of 2004, the Company implemented a change in office segment statistical reporting method. To more appropriately reflect occupancy trends in continuing operations, the Company now excludes properties held for sale from occupancy, although there are no properties Held for Sale in the current quarter. (See Office Property Table starting on page 22.)

(m)	Economic occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.

(n)	Quarters prior to March 31, 2004 include active projects only.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Balance Sheets
(dollars in thousands, except share data)

	September 30,	December 31,
	2004	2003
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$274,260	$237,058
Land improvements, net of accumulated depreciation of $22,937 and $19,270 at September 30, 2004 and December 31, 2003, respectively	113,217	105,236
Building and improvements, net of accumulated depreciation of $650,194 and $584,861 at September 30, 2004 and December 31, 2003, respectively	2,377,177	2,135,338
Furniture, fixtures and equipment, net of accumulated depreciation of $38,374 and $33,344 at September 30, 2004 and December 31, 2003, respectively	41,313	43,227
Land held for investment or development	505,543	450,279
Properties held for disposition, net	78,067	186,135

Net investment in real estate	$3,389,577	$3,157,273
Cash and cash equivalents	$64,517	$78,052
Restricted cash and cash equivalents	75,800	217,329
Defeasance investments	170,589	9,620
Accounts receivable, net	48,796	40,740
Deferred rent receivable	79,573	66,567
Investments in unconsolidated companies	356,950	440,594
Notes receivable, net	74,157	78,453
Income tax asset-current and deferred, net	31,138	17,506
Other assets, net	295,872	208,329

Total assets	$4,586,969	$4,314,463

LIABILITIES:
Borrowings under Credit Facility	$307,500	$239,000
Notes payable	2,548,391	2,319,699
Accounts payable, accrued expenses and other liabilities	466,514	370,136
Current income tax payable	—	7,995

Total liabilities	$3,322,405	$2,936,830

COMMITMENTS AND CONTINGENCIES:
MINORITY INTERESTS:
Operating partnership, 8,863,889 and 8,873,347 units, at September 30, 2004 and December 31, 2003, respectively	$83,304	$108,706
Consolidated real estate partnerships	44,137	47,123

Total minority interests	$127,441	$155,829

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 and 10,800,000 shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	$319,166	$248,160
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at September 30, 2004 and December 31, 2003	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,446,656 and 124,396,168 shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	1,238	1,237
Additional paid-in capital	2,245,927	2,245,683
Deferred compensation on restricted shares	(3,124)	(4,102)
Accumulated deficit	(1,043,673)	(877,120)
Accumulated other comprehensive income	(4,186)	(13,829)

	$1,597,271	$1,681,952
Less — shares held in treasury, at cost, 25,121,861 common shares at September 30, 2004 and December 31, 2003	(460,148)	(460,148)

Total shareholders’ equity	$1,137,123	$1,221,804

Total liabilities and shareholders’ equity	$4,586,969	$4,314,463

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2004	2003	2004	2003
	(unaudited)		(unaudited)
REVENUE:
Office Property	$128,331	$123,155	$384,564	$364,137
Resort/Hotel Property	46,986	42,319	137,241	132,873
Residential Development Property	60,595	34,936	163,875	140,631

Total Property revenue	$235,912	$200,410	$685,680	$637,641

EXPENSE:
Office Property real estate taxes	$15,719	$15,323	$49,719	$49,794
Office Property operating expenses	46,699	42,976	132,906	125,956
Resort/Hotel Property expense	39,479	35,397	115,382	108,706
Residential Development Property expense	54,480	34,975	146,803	131,977

Total Property expense	$156,377	$128,671	$444,810	$416,433

Income from Property Operations	$79,535	$71,739	$240,870	$221,208

OTHER INCOME (EXPENSE):
Income from investment land sales, net	7,583	11,334	8,532	12,961
Gain on joint venture of properties, net	—	—	—	100
Interest and other income	2,576	1,319	8,295	3,954
Corporate general and administrative	(9,023)	(7,356)	(22,734)	(18,968)
Interest expense	(46,571)	(43,044)	(137,008)	(129,298)
Amortization of deferred financing costs	(3,453)	(2,783)	(10,243)	(7,751)
Extinguishment of debt	(155)	—	(3,082)	—
Depreciation and amortization	(45,715)	(35,550)	(127,702)	(104,761)
Impairment charges related to real estate assets	(4,094)	—	(4,094)	(1,200)
Other expenses	(88)	(130)	(236)	(1,042)
Equity in net income (loss) of unconsolidated companies:
Office Properties	1,268	5,871	3,871	9,981
Resort/Hotel Properties	22	(89)	(227)	2,036
Residential Development Properties	(803)	1,725	(1,110)	4,235
Temperature-Controlled Logistics Properties	(906)	(949)	(4,514)	152
Other	190	(864)	(391)	(1,679)

Total Other Income (Expense)	$(99,169)	$(70,516)	$(290,643)	$(231,280)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(19,634)	$1,223	$(49,773)	$(10,072)
Minority interests	710	(1,174)	4,615	(667)
Income tax benefit	6,613	4,865	13,214	10,336

LOSS BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(12,311)	$4,914	$(31,944)	$(403)
Income from discontinued operations, net of minority interests	1,967	373	6,192	8,052
Impairment charges related to real estate assets from discontinued operations, net of minority interests	(297)	(1,998)	(2,715)	(16,263)
Loss on real estate from discontinued operations, net of minority interests	(32)	(19)	(2,152)	(349)
Cumulative effect of a change in accounting principle, net of minority interests	—	—	(363)	—

NET (LOSS) INCOME	$(10,673)	$3,270	$(30,982)	$(8,963)
Series A Preferred Share distributions	(5,991)	(4,556)	(17,733)	(13,668)
Series B Preferred Share distributions	(2,019)	(2,019)	(6,057)	(6,057)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(18,683)	$(3,305)	$(54,772)	$(28,688)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.21)	$(0.01)	$(0.56)	$(0.20)
Income from discontinued operations, net of minority interests	0.02	—	0.06	0.08
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.02)	(0.03)	(0.17)
Loss on real estate from discontinued operations, net of minority interests	—	—	(0.02)	—
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net loss available to common shareholders — basic	$(0.19)	$(0.03)	$(0.55)	$(0.29)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.21)	$(0.01)	$(0.56)	$(0.20)
Income from discontinued operations, net of minority interests	0.02	—	0.06	0.08
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.02)	(0.03)	(0.17)
Loss on real estate from discontinued operations, net of minority interests	—	—	(0.02)	—
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net loss available to common shareholders — diluted	$(0.19)	$(0.03)	$(0.55)	$(0.29)

WEIGHTED AVERAGE SHARES
OUTSTANDING — BASIC	99,024,335	99,172,210	99,013,076	99,186,469

WEIGHTED AVERAGE SHARES
OUTSTANDING — DILUTED	99,024,335	99,172,210	99,013,076	99,186,469

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the nine months
	ended September 30,				ended September 30,
	(unaudited)				(unaudited)
	2004	2004	2003	2003	2004	2004	2003	2003
	$	Per share	$	Per share	$	Per share	$	Per share
NET (LOSS) INCOME	(10,673)	(0.09)	3,270	0.03	(30,982)	(0.27)	(8,963)	(0.07)
ADJUSTMENTS:
Depreciation and amortization of real estate assets	42,984	0.37	39,617	0.34	119,406	1.03	109,017	0.93
Loss on property sales, net	193	—	14	—	2,683	0.02	719	0.01
Impairment charges related to real estate assets and assets held for sale	2,847	0.03	2,356	0.02	5,699	0.05	20,374	0.17
Adjustment for investments in unconsolidated companies:
Office Properties	2,283	0.02	(1,613)	(0.01)	7,188	0.06	3,805	0.03
Resort/Hotel Properties	—	—	394	—	—	—	1,143	0.01
Residential Development Properties	(2,150)	(0.02)	8	—	(2,099)	(0.02)	235	—
Temperature-Controlled Logistics Properties	5,768	0.05	5,147	0.04	17,348	0.15	16,143	0.14
Other	—	—	260	—	—	—	178	—
Unitholder minority interest	(1,912)	(0.02)	585	0.01	(5,548)	(0.05)	(1,605)	(0.01)
Series A Preferred Share distributions	(5,991)	(0.05)	(4,556)	(0.04)	(17,733)	(0.15)	(13,668)	(0.12)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(6,057)	(0.05)	(6,057)	(0.05)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS — DILUTED(A)	31,330	0.27	43,463	0.37	89,905	0.77	121,321	1.04

Impairment charges related to real estate assets	(2,847)	(0.03)	(2,356)	(0.02)	(5,699)	(0.05)	(20,374)	(0.17)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS — DILUTED(A)	28,483	0.24	41,107	0.35	84,206	0.72	100,947	0.87

INVESTMENT SEGMENTS:
Office Properties	68,410	0.59	73,285	0.63	211,708	1.81	214,568	1.83
Resort/Hotel Properties	12,272	0.11	11,471	0.10	35,293	0.30	39,458	0.34
Residential Development Properties	3,779	0.03	2,773	0.02	15,121	0.13	13,766	0.12
Temperature-Controlled Logistics Properties	4,862	0.04	4,198	0.04	12,834	0.11	16,294	0.14
OTHER:
Corporate general & administrative	(9,023)	(0.08)	(7,356)	(0.06)	(22,734)	(0.20)	(18,968)	(0.16)
Interest expense	(46,571)	(0.40)	(43,074)	(0.37)	(137,008)	(1.17)	(129,380)	(1.11)
Series A Preferred Share distributions	(5,991)	(0.05)	(4,556)	(0.04)	(17,733)	(0.15)	(13,668)	(0.12)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(6,057)	(0.05)	(6,057)	(0.05)
Other(B)	5,611	0.05	8,741	0.07	(1,519)	(0.01)	5,308	0.05

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS — DILUTED(A)	31,330	0.27	43,463	0.37	89,905	0.77	121,321	1.04

Impairment charges related to real estate assets	(2,847)	(0.03)	(2,356)	(0.02)	(5,699)	(0.05)	(20,374)	(0.17)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS — DILUTED(A)	28,483	0.24	41,107	0.35	84,206	0.72	100,947	0.87

WEIGHTED AVERAGE SHARES
OUTSTANDING — BASIC	99,024,335		99,172,210		99,013,076		99,186,469
WEIGHTED AVERAGE SHARES/UNITS
OUTSTANDING — DILUTED	116,863,615		116,928,525		116,913,217		116,940,529
DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		1.125		1.125
SUPPLEMENTAL INFORMATION:
Rental income (expense) from straight-line rents	(2,290)		(1,198)		(8,898)		(1,613)
Temperature-controlled capital expenditures	(1,074)		(1,140)		(1,714)		(2,091)
Non Revenue-enhancing capital expenditures:
Resort/Hotel Property capital expenditures	(3,261)		(3,107)		(7,789)		(6,453)
Office property capital expenditures	(2,438)		(1,433)		(5,003)		(4,106)
Office property tenant improvement and leasing costs	(12,060)		(15,724)		(40,394)		(36,619)
Depreciation and amortization of non-real estate assets	1,886		2,197		7,634		6,907
Extinguishment of debt	—		—		2,927		—
Amortization of deferred financing costs	3,453		2,783		10,243		7,751
FAS 141 Fair Market Value Adjustments	(535)		—		(251)		—

(A)	Funds from operations available to common shareholders before impairment charges related to real estate assets — diluted, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is calculated on a diluted basis, which includes the effect of operating partnership Unitholder minority interest. To calculate basic FFO per share, the Company excludes Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. FFO should not be considered an alternative to net income.

(B)	Includes income from investment land sales, net, interest and other income, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2004 (1)
FFO	$140,500	to	$146,000
FFO per Share	$1.20	to	$1.25

	Low		High
Segment FFO
Office	$263,000	to	$265,000
Resort/Hotel	44,000	to	46,000
Residential Development	30,000	to	33,000
Temperature-Controlled Logistics (2)	27,000	to	29,000

Total Segment FFO	$364,000		$373,000

Business Initiatives(3)	$15,000	to	$20,000
Office Statistics
Same Store NOI Growth (GAAP)	(6.0%)	to	(3.0%)
Same Store Average Occupancy	86%	to	87%
Resort Statistics (4)
Average Occupancy	69%	to	71%
Average Daily Rate Growth	3%	to	5%
Revenue per Available Room Growth	4%	to	6%
Residential Development Statistics
Crescent Resort Development
Unit Sales	70	to	80
Average Unit Price	$1,700	to	$1,800
Lot Sales	525	to	575
Average Price	$95	to	$105
Desert Mountain
Lot Sales	60	to	70
Average Price	$850	to	$950

	4th Quarter 2004
	Low		High
FFO	$50,600	to	$56,000
FFO per Share	$0.43	to	$0.48

(1)	2004 guidance includes the impact of strategic transactions discussed on the third quarter earnings call.

(2)	Includes gain from sale of AmeriCold common shares to Yucaipa of $11 million.

(3)	Business Initiatives include investment land sales and other income.

(4)	As a result of one business class hotel being classified as Held for Sale, and the remaining two business class hotels being non-core assets, statistical guidance and disclosure will be based on the Resorts only.

Reconciliation of FFO to Net Income

	Full Year 2004			4th Quarter 2004
	$1.20	to	$1.25	$0.43	to	$0.48
FUNDS FROM OPERATIONS	$140,500		$146,000	$50,600		$56,000
ADJUSTMENTS:
Depreciation and amortization of real estate assets	(172,000)		(172,000)	(45,000)		(45,000)
Impairments, gains, and losses related to real estate assets	231,000		231,000	240,000		240,000
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(8,400)		(8,400)	(1,200)		(1,200)
Residential Development properties	1,600		1,600	(750)		(750)
Temperature-controlled logistics properties	(23,000)		(23,000)	(5,800)		(5,800)
Unitholder minority interest	(26,900)		(26,900)	(35,000)		(35,000)
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME	$174,800		$180,300	$210,850		$216,250

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	117,000,000		117,000,000	117,000,000		117,000,000
LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING (1)	18,000,000		18,000,000	18,000,000		18,000,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	99,000,000		99,000,000	99,000,000		99,000,000

(1) Assumes 2 for 1 conversion of units to common shares

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Sector Contribution
As of September 30, 2004

Gross Book Value of Real Estate Assets(1)

(1)	Calculated as Net investment in real estate plus accumulated depreciation plus Investment in unconsolidated companies, or $4.4B.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Consolidated Debt Schedule
As of September 30, 2004
(dollars in thousands)

		Balance	Interest
		Outstanding at	Rate at
	Maximum	September 30,	September 30,		Maturity
Description	Borrowings	2004	2004		Date
Secured Fixed Rate Debt:
AEGON Partnership Note (Greenway Plaza)	$256,017	$256,017	7.53%		July 2009
LaSalle Note I (Fund I)	232,673	232,673	7.83		August 2027
JP Morgan Mortgage Note (Houston Center)	187,922	187,922	8.31		October 2016
LaSalle Note II (Fund II Defeasance)(1)	158,030	158,030	7.79		March 2006
Cigna Note (707 17th Street/Denver Marriott)	70,000	70,000	5.22		June 2010
Bank of America Note (Colonnade)	38,000	38,000	5.53		May 2013
Mass Mutual Note (3800 Hughes)(2)	37,315	37,315	7.75		August 2006
Metropolitan Life Note V (Datran Center)	37,006	37,006	8.49		December 2005
Metropolitan Life Note VII (Dupont Centre)	35,500	35,500	4.31		May 2011
Northwestern Life Note (301 Congress)	26,000	26,000	4.94		November 2008
Allstate Note (3993 Hughes)(2)	25,687	25,687	6.65		September 2010
JP Morgan Chase (3773 Hughes)	24,755	24,755	4.98		September 2011
Metropolitan Life Note VI (3960 Hughes)(2)	24,142	24,142	7.71		October 2009
JP Morgan Chase I (3753/63 Hughes)	14,350	14,350	4.98		September 2011
Northwestern Life II (3980 Hughes)(2)	10,310	10,310	7.40		July 2007
Woodmen of the World Note (Avallon IV)	8,500	8,500	8.20		April 2009
Nomura Funding VI Note (Canyon Ranch-Lenox)	7,709	7,709	10.07		July 2020
Construction, Acquisition and other obligations for various Crescent Resort Development, Inc. (“CRDI”) and Mira Vista projects	4,322	4,322	2.90 to 10.50		Nov 04 to Feb 09

Subtotal/Weighted Average	$1,198,238	$1,198,238	7.35%

Unsecured Fixed Rate Debt:
The 2009 Notes	$375,000	$375,000	9.25%		April 2009
The 2007 Notes	250,000	250,000	7.50		September 2007

Subtotal/Weighted Average	$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Bank of America Fund XII Term Loan (Fund XII)(3)	$226,035	$226,035	3.93%		January 2006
Fleet Fund I Term Loan (Fund I)	160,000	160,000	5.15		May 2005
Lehman Capital Note (Fountain Place)	90,000	90,000	3.26		March 2005
Fleet Term Loan (Distributions from Fund III, IV and V)	75,000	75,000	6.21		February 2007
Wachovia Securities (Alhambra)	45,000	45,000	4.51		November 2005
National Bank of Arizona (Desert Mountain)	35,580	31,041	4.75 to 5.75		Nov 04 to Dec 05
FHI Finance Loan (Sonoma Mission Inn)	10,000	10,000	6.17		September 2009
Texas Capital Bank (Plaza Hotel Construction)	10,500	7,977	4.09		July 2006
The Rouse Company (Hughes Center undeveloped land)	7,500	7,500	5.75		December 2005
Wells Fargo Bank (3770 Hughes)	4,774	4,774	3.88		November 2004
Construction, Acquisition and other obligations for various Crescent Resort Development Inc. (“CRDI”) and Mira Vista projects	180,248	67,826	3.87 to 5.75		Oct 04 to Sep 08

Subtotal/Weighted Average	$844,637	$725,153	4.53%

Unsecured Variable Rate Debt:
Credit Facility	$399,000	$307,500 (4)	3.82%		May 2005

Subtotal/Weighted Average	$399,000	$307,500	3.82%

Total/Weighted Average	$3,066,875	$2,855,891	6.52	%(5)

Average remaining term					4.8 years

(1)	In December 2003, the Company defeased approximately $8.7 million of this loan to release one of the Funding II properties securing the loan by purchasing $9.6 million in U.S. Treasuries and government sponsored agency securities to substitute as collateral. On January 15, 2004, the Company defeased approximately $150.7 million to release the remainder of the Funding II properties by purchasing $170.0 million in U.S. Treasuries and government sponsored agency securities. The earnings and principal maturity from these investments will pay the principal and interest associated with the LaSalle Note II.

(2)	Includes a portion of total premiums of $7,074 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(3)	This loan has one one-year extension option.

(4)	Excludes Letters of Credit issued under the Facility of $7,583.

(5)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.78%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Consolidated Debt Breakdown
As of September 30, 2004
(dollars in thousands)

			Weighted Average		Weighted Average
	Balance	% of Total	Interest Rate		Maturity inYears(1)
Fixed Rate Debt	$1,823,238	64%	7.76%		7.4
Variable Rate Debt(2)	1,032,653	36%	4.30%		1.1

Total/Weighted Average	$2,855,891	100%	6.52	%(3)	4.8

(1)	Based on contractual maturity and does not include an extension option on Bank of America Fund XII term loan or expected early payment of LaSalle Note I, J.P. Morgan Mortgage Note, or the Nomura Funding VI Note.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $428 million of hedged variable-rate debt, are 79% and 21%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.78%.

Future Consolidated Debt Repayments(1)
As of September 30, 2004
(dollars in thousands)

	Secured	Unsecured		Total(2)
2004	21,274	—		21,274
2005	422,277	307,500	(3)	729,777
2006	460,288	—		460,288
2007	112,193	250,000		362,193
2008	47,321	—		47,321
Thereafter	860,038	375,000		1,235,038

	$1,923,391	$932,500		$2,855,891

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include an extension option on Bank of America Fund XII term loan or expected early payment of LaSalle Note I, J.P. Morgan Mortgage Note, or the Nomura Funding VI Note.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Unconsolidated Debt Breakdown
As of September 30, 2004
(dollars in thousands)

	Balance	Company's Share
	Outstanding at	of Balance at	Interest Rate at	Maturity	Fixed/Variable
Description	September 30, 2004	September 30, 2004	September 30, 2004	Date	Secured/Unsecured
Temperature Controlled Logistics Segment:
Vornado Crescent Portland Partnership - 40% Company Goldman Sachs (1)	$486,770	$194,708	6.89%	5/11/2023	Fixed/Secured
Morgan Stanley (2)	251,457	100,583	4.71%	4/9/2009	Variable/Secured
Various Capital Leases	35,015	14,007	4.84 to 13.63%	6/1/2006 to 4/1/2017	Fixed/Secured
Bank of New York	50	20	12.88%	5/1/2008	Fixed/Secured

	773,292	309,318

Office Segment:
Main Street Partners, L.P. - 50% Company (3)(4)(5)	109,662	54,831	4.76%	12/1/2004	Variable/Secured
Crescent 5 Houston Center, L.P. - 25% Company	90,000	22,500	5.00%	10/1/2008	Fixed/Secured
Crescent Miami Center, LLC - 40% Company	81,000	32,400	5.04%	9/25/2007	Fixed/Secured
Crescent One BriarLake Plaza, L.P. - 30% Company	50,000	15,000	5.40%	11/1/2010	Fixed/Secured
Houston PT Four Westlake Park Office Limited Partnership - 20% Company	47,580	9,516	7.13%	8/1/2006	Fixed/Secured
Crescent Five Post Oak Park, L.P. - 30% Company	45,000	13,500	4.82%	1/1/2008	Fixed/Secured
Austin PT BK One Tower Office Limited Partnership - 20% Company	37,007	7,401	7.13%	8/1/2006	Fixed/Secured
Houston PT Three Westlake Park Office Limited Partnership - 20% Company	33,000	6,600	5.61%	9/1/2007	Fixed/Secured

	493,249	161,748

Residential Development Segment:
Blue River Land Company, L.L.C. - 50.0% Company (6)	2,804	1,402	4.84%	12/31/2004	Variable/Secured

Total Unconsolidated Debt	$1,269,345	$472,468

Fixed Rate/Weighted Average			6.62%	13.3 years
Variable Rate/Weighted Average			4.73%	3.0 years

Total Weighted Average			5.99%	9.9 years

(1)	URS Real Estate, L.P. and Americold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(2)	The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54.4 million of the loan) and requires principal payments of $5,000 annually. In connection with this loan, a subsidiary of Vornado Crescent Portland Partnership entered into an interest-rate cap agreement with a maximum LIBOR of 6.50% on entire amount of loan.

(3)	Senior Note — Note A: $81,054 at variable interest rate, LIBOR + 189 basis points, $4,768 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $23,840 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest-rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule. In August 2004, the Company contributed cash of approximately $9.6 million to Main Street Partners, L.P. Main Street Partners, L.P. used this cash, along with an equal cash contribution from the joint venture partner, to pay off an approximately $19.1 million Mezzanine Note with Deutsche Bank that was due in December 2004.

(4)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(5)	This Facility has two one-year extension options.

(6)	The variable rate loan has an interest rate of LIBOR + 300 basis points. A fully consolidated entity of CRDI, of which CRDI owns 88.3%, provides an unconditional guarantee of up to 70% of the outstanding balance of up to a $9,000 loan to Blue River Land Company, L.L.C. There was approximately $2,804 outstanding at September 30, 2004, and the amount guaranteed was $1,963.

Future Unconsolidated Debt Repayments
As of September 30, 2004
(dollars in thousands)

	Secured	Unsecured	Total (1)
2004	$58,163	$—	$58,163
2005	8,517	—	8,517
2006	25,300	—	25,300
2007	48,169	—	48,169
2008	44,841	—	44,841
Thereafter	287,478	—	287,478

	$472,468	$—	$472,468

(1)	Based on contractual maturity and does not include the extension options on Main Street Partners.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Investment in Unconsolidated Companies
As of September 30, 2004
(dollars in thousands)

Company’s
Ownership as of
Entity	Classification	September 30, 2004
Main Street Partners, L.P.	Office (Bank One Center - Dallas)	50.00%(1)
Crescent Miami Center, L.L.C.	Office (Miami Center - Miami)	40.00%(2)
Crescent Five Post Oak Park, L.P.	Office (Five Post Oak - Houston)	30.00%(3)
Crescent One BriarLake Plaza, L.P.	Office (One BriarLake Plaza - Houston)	30.00%(4)
Crescent 5 Houston Center, L.P.	Office (5 Houston Center - Houston)	25.00%(5)
Austin PT BK One Tower Office Limited Partnership	Office (Bank One Tower - Austin)	20.00%(6)
Houston PT Three Westlake Office Limited Partnership	Office (Three Westlake Park - Houston)	20.00%(6)
Houston PT Four Westlake Office Limited Partnership	Office (Four Westlake Park - Houston)	20.00%(6)
Vornado Crescent Carthage and KC Quarry, L.L.C.	Temperature-Controlled Logistics	56.00%(7)
Vornado Crescent Portland Partnership	Temperature-Controlled Logistics	40.00%(8)
Blue River Land Company, L.L.C.	Other	50.00%(9)
Canyon Ranch Las Vegas, L.L.C.	Other	50.00%(10)
EW Deer Valley, L.L.C.	Other	41.70%(11)
CR License, L.L.C.	Other	30.00%(12)
CR License II, L.L.C.	Other	30.00%(13)
SunTx Fulcrum Fund, L.P.	Other	23.50%(14)
SunTx Capital Partners, L.P.	Other	14.40%(15)
G2 Opportunity Fund, L.P.	Other	12.50%(16)

(1)	The remaining 50% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.

(2)	The remaining 60% interest in Crescent Miami Center, L.L.C. is owned by an affiliate of a fund managed by JP Morgan Fleming Asset Management, Inc.

(3)	The remaining 70% interest in Crescent Five Post Oak Park, L.P. is owned by an affiliate of General Electric Pension Fund Trust.

(4)	The remaining 70% interest in Crescent One BriarLake Plaza, L.P. is owned by affiliates of JP Morgan Flemings Asset Management, Inc.

(5)	The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Fleming Asset Management.

(6)	The remaining 80% interest in each of Austin PT BK One Tower Office Limited Partnership, Houston PT Three Westlake Office Limited Partnership and Houston PT Four Westlake Office Limited Partnership is owned by an affiliate of General Electric Pension Fund Trust.

(7)	The remaining 44% interest in Vornado Crescent Carthage and KC Quarry, L.L.C. Partnership is owned by Vornado Realty Trust, L.P.

(8)	The remaining 60% interest in Vornado Crescent Portland Partnership is owned by Vornado Realty Trust, L.P.

(9)	The remaining 50% interest in Blue River Land Company, L.L.C. is owned by parties unrelated to the Company. Blue River Land Company L.L.C. was formed to acquire, develop and sell certain real estate property in Summit County, Colorado.

(10)	Of the remaining 50% interest in Canyon Ranch Las Vegas, L.L.C., 35% is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties and 15% is owned by the Company through its investment in CR License II, L.L.C.

(11)	The remaining 58.3% interest in EW Deer Valley, L.L.C. is owned by parties unrelated to the Company. EW Deer Valley, L.L.C. was formed to acquire, hold and dispose of its 3.3% ownership interest in Empire Mountain Village, L.L.C. Empire Mountain Village L.L.C. was formed to acquire, develop and sell certain real estate at Deer Valley Ski Resort next to Park City, Utah.

(12)	The remaining 70% interest in CR License, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties. CR License, L.L.C. owns the licensing agreement related to certain Canyon Ranch trade names and trademarks.

(13)	The remaining 70% interest in CR License II, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties. CR License II, L.L.C. and its wholly-owned subsidiaries provide management and development consulting services to a variety of entities in the hospitality, real estate, and health and wellness industries.

(14)	SunTx Fulcrum Fund, L.P.’s objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation. Of the remaining 76.5% of SunTx, 37.1% is owned by SunTx Capital Partners, L.P., and the remaining 39.4% is owned by a group of individuals unrelated to the Company.

(15)	SunTx Capital Partners L.P. is the general Partner of the SunTx Fulcrum Fund, L.P. The 85.6% remaining interest in SunTx Capital Partners, L.P. is owned by parties unrelated to the Company.

(16)	G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments. The remaining 87.5% interest in the G2 Opportunity Fund, L.P. (“G2”) is owned by Goff-Moore Strategic Partners, L.P. (“GMSPLP”), and by parties unrelated to the Company. G2 is managed and controlled by an entity that is owned equally by GMSPLP and GMAC Commercial Mortgage Corporation (“GMACCM”). GMSPLP consists of ownership by Crescent’s Chairman and CEO.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Investment in Unconsolidated Companies
As of September 30, 2004
(dollars in thousands)

Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Other	Total
Real estate, net	$742,629	$1,147,614
Cash	31,473	19,378
Other assets	63,230	114,121

Total assets	$837,332	$1,281,113

Notes payable	$493,249	$773,292
Notes payable to the Company	—	—
Other liabilities	44,448	7,014
Equity	299,635	500,807

Total liabilities and equity	$837,332	$1,281,113

Company’s share of unconsolidated debt	$161,748	$309,318	$1,402	$472,468

Company’s investments in unconsolidated companies	$107,671	$205,971	$43,308	$356,950

Balance Sheet as of September 30, 2004 includes the following:

•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, L.L.C., Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P.; and

•	Temperature-Controlled Logistics — Includes Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.; and

•	Other — Includes CR License, L.L.C., CR License II, L.L.C., Canyon Ranch Las Vegas, L.L.C., SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., and EW Deer Valley, L.L.C.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Investment in Unconsolidated Companies
As of September 30, 2004
(dollars in thousands)

Summary Statement of Operations:

	For the three months ended September 30, 2004
		Temperature-
		Controlled
	Office	Logistics	Other	Total
Total Revenues	$32,116	$31,198

Expenses:
Operating Expense	22,195	6,456
Interest Expense	7,530	12,993
Depreciation and amortization	7,087	14,487
Taxes and Other (income) expense	113	(1,229)

Total Expenses	36,925	32,707

Net income, impairments and gain (loss) on real estate from discontinued operations	$(4,809)	$(1,509)

Company’s equity in net income (loss) of unconsolidated companies	$1,268	$(906)	$(591)	$(229)

	For the nine months ended September 30, 2004
		Temperature-
		Controlled
	Office	Logistics	Other	Total
Total Revenues	$97,178	$88,276

Expenses:
Operating Expense	49,609	18,661
Interest Expense	22,592	38,351
Depreciation and amortization	22,175	43,666
Taxes and Other (income) expense	113	(3,377)

Total Expenses	94,489	97,301

Net income, impairments and gain (loss) on real estate from discontinued operations	$2,689	$(9,025)

Company’s equity in net income (loss) of unconsolidated companies	$3,871	$(4,514)	$(1,728)	$(2,371)

Summary Statement of Operations for the three and nine months ended September 30, 2004, includes the following:

•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center L.L.C., Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza; and

•	Temperature-Controlled Logistics — Includes the operating results for Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.; and

•	Other — Includes CR License, L.L.C., CR License II, L.L.C., Canyon Ranch Las Vegas L.L.C., SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company and EW Deer Valley L.L.C.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

PORTFOLIO DATA

Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Portfolio Breakdown
As of September 30, 2004

(1) Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego and Irvine.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Property Table (1)
As of September 30, 2004

						Weighted
						Average
						Full-Service
						Rental
					Economic	Rate Per
	No. of		Year	Net Rentable	Occupancy	Occupied
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage	Sq. Ft.(2)
Texas
Dallas
Bank One Center (3)	1	CBD	1987	1,530,957	79.7%	$22.14
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	92.5	32.40
Fountain Place	1	CBD	1986	1,200,266	93.7	21.02
Trammell Crow Center (4)	1	CBD	1984	1,128,331	88.8	25.62
Stemmons Place	1	Stemmons Freeway	1983	634,381	83.2	17.40
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	54.5 (5)	21.90
Waterside Commons	1	Las Colinas	1986	458,906	71.0	17.71
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	72.9 (5)	20.53
The Aberdeen	1	Quorum/Bent Tree	1986	320,629	100.0	16.00
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	85.6	21.35
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	93.2	20.91
Palisades Central II	1	Richardson	1985	237,731	94.9	20.10
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	58.0 (5)	18.17
The Addison	1	Quorum/Bent Tree	1981	215,016	98.7	23.78
Palisades Central I	1	Richardson	1980	180,503	62.0	18.44
Greenway II	1	Richardson	1985	154,329	100.0	16.68
Greenway I & IA	2	Richardson	1983	146,704	38.5	14.72

Subtotal/Weighted Average	19			9,357,944	83.2%	$22.80

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	94.3%	$18.36

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	87.2%	$20.85
Houston Center	4	CBD	1974-1983	2,955,146	90.1	20.72
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	91.1	19.23
Five Houston Center (6)	1	CBD	2002	580,875	94.9	30.24
Five Post Oak Park (7)	1	West Loop/Galleria	1986	567,396	84.4	18.29
Four Westlake Park (8)	1	Katy Freeway West	1992	561,065	99.6	22.75
BriarLake Plaza (9)	1	Westchase	2000	502,410	95.8	24.19
Three Westlake Park (8)	1	Katy Freeway West	1983	414,792	89.3	22.16

Subtotal/Weighted Average	22			11,209,495	89.8%	$21.34

Austin
816 Congress (10)	1	CBD	1984	433,024	68.1%	$21.63
301 Congress Avenue (11)	1	CBD	1986	418,338	67.7	23.03
Bank One Tower (8)	1	CBD	1974	389,503	91.7 (5)	23.91
Austin Centre	1	CBD	1986	343,664	68.2	20.33
The Avallon	3	Northwest	1993/1997	318,217	73.2	18.45
Barton Oaks Plaza One	1	Southwest	1986	98,955	97.5	23.37

Subtotal/Weighted Average	8			2,001,701	74.9%	$21.88

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	96.9%	$19.43
707 17th Street	1	CBD	1982	550,805	69.6 (5)	22.42
Regency Plaza	1	Denver Technology Center	1985	309,862	61.7 (5)	21.50
55 Madison	1	Cherry Creek	1982	137,176	85.2	19.31
The Citadel	1	Cherry Creek	1987	130,652	95.7	24.97
44 Cook	1	Cherry Creek	1984	124,174	76.3	20.69

Subtotal/Weighted Average	6			1,928,069	81.2%	$20.91

Colorado Springs
Briargate Office and
Research Center	1	Colorado Springs	1988	260,046	81.8%	$18.33

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Property Table (1)
As of September 30, 2004
(continued)

Weighted
Average
Full-Service
Rental
Economic	Rate Per
No. of	Year	Net Rentable	Occupancy	Occupied
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage	Sq. Ft.(2)
Florida
Miami
Miami Center (12)	1	CBD	1983	782,211	95.3%	$30.78
Datran Center	2	South Dade/Kendall	1986/1988	476,412	91.3	26.77
The BAC — Colonnade Building	1	Coral Gables	1989	216,115	92.9	32.17
The Alhambra	2	Coral Gables	1961/1987	317,566	89.7	32.40

Subtotal/Weighted Average	6	1,792,304	93.0%	$30.18

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	84.9%	$24.00

California
San Diego
Chancellor Park	1	University Town Centre	1988	195,733	82.7%	$29.48

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	90.1%	$27.72

Nevada
Las Vegas
Hughes Center (13)	8	Central East	1986 - 1999	1,110,890	93.5	%(5)	$30.64

New Mexico
Albuquerque
Albuquerque Plaza	1	CBD	1990	366,236	86.3%	$19.08

TOTAL PORTFOLIO	75	29,904,468	86.4	%(5)	$22.73	(14)

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Property Table (1)
As of September 30, 2004
(continued)

(1)	Office Property Table data is presented without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Calculated in accordance with GAAP based on base rent payable as of September 30, 2004, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	The Company has a 49.5% limited partner interest and a 0.5% general partner interest in the partnership that owns Bank One Center.

(4)	The Company owns the principal economic interest in Trammell Crow Center through its ownership of fee simple title to the Property (subject to a ground lease and a leasehold estate regarding the building) and two mortgage notes encumbering the leasehold interests in the land and building.

(5)	Leases have been executed at certain Office Properties but had not commenced as of September 30, 2004. If such leases had commenced as of September 30, 2004, the percent leased for Office Properties excluding held for sale properties would have been 88.8%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Spectrum Center — 73.0%, 125 E. John Carpenter - 82.1%, 3333 Lee Parkway — 75.4%, Bank One Tower — 97.9%, 707 17th Street — 84.8%, Regency Plaza — 68.6% and Hughes Center — 98.5%.

(6)	The Company has a 0.1% general partner interest and a 24.9% limited partner interest in the partnership that owns Five Houston Center.

(7)	The Company has a 0.1% general partner interest and a 29.9% limited partner interest in the partnership that owns Five Post Oak Park.

(8)	The Company has a 0.1% general partner interest and a 19.9% limited partner interest in the partnerships that own Four Westlake Park, Three Westlake Park, and Bank One Tower.

(9)	The Company has a 0.1% general partner interest and a 29.9% limited partner interest in the partnership that owns BriarLake Plaza.

(10)	816 Congress was formerly known as Frost Bank Plaza.

(11)	The Company has a 1% general partner interest and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

(12)	The Company has a 40% member interest in the limited liability company that owns Miami Center.

(13)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property in which the Company owns a 67% general partner interest.

(14)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for all Office Properties as of September 30, 2004, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.21.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Unconsolidated Office Joint Venture Properties
As of September 30, 2004

			Economic
	Number of		Occupancy		Joint Venture	Crescent
Property (1)	Buildings	Market / Submarket	Percentage	Square Feet	Partner	Ownership %	Date of Joint Venture
Bank One Center	1	Dallas-CBD	79.7%	1,530,957	Trizec Properties	50%	October 22, 1997
Bank One Tower	1	Austin-CBD	91.7%	389,503	GE Pension	20%	July 30, 2001
BriarLake Plaza	1	Houston-Westchase	95.8%	502,410	JP Morgan Affiliate	30%	October 8, 2003
Five Houston Center	1	Houston-CBD	94.9%	580,875	JP Morgan Affiliate	25%	June 4, 2001
Five Post Oak Park	1	Houston-West Loop/Galleria	84.4%	567,396	GE Pension	30%	December 20, 2002
Four Westlake Park	1	Houston-Katy Freeway West	99.6%	561,065	GE Pension	20%	July 30, 2001
Miami Center	1	Miami-CBD	95.3%	782,211	JP Morgan Affiliate	40%	September 25, 2002
Three Westlake Park	1	Houston-Katy Freeway West	89.3%	414,792	GE Pension	20%	August 21, 2002

			89.4%	5,329,209		34%

(1)	See Office Property Table on pages 22-24 for a description of the Company’s ownership interest in these properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Leasing Statistics
As of September 30, 2004

Signed Renewal/Released Activity(1)

	For the three months ended September 30, 2004
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	1,059,631	1,059,631	N/A
Weighted Average Full Service Rental Rate PSF (3)	$21.82	$22.78	(4%)
NOI Net Effective Rental Rate PSF (4)	$11.39	$12.28	(7%)

	For the nine months ended September 30, 2004
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	2,225,027	2,225,027	N/A
Weighted Average Full Service Rental Rate PSF (3)	$21.12	$23.20	(9%)
NOI Net Effective Rental Rate PSF (4)	$11.23	$13.28	(15%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Same Store Analysis (1)
As of September 30, 2004
(dollars in millions)

	For the three months ended September 30,
	2004	2003	% Change
Same-Store Revenues (2)	$131.8	$137.4	(4.1%)
Same-Store Expenses	$64.8	$67.8	4.4%

Total Operating Income	$67.0	$69.6	(3.8%)

GAAP Rent Adjustments	$(2.9)	$(1.2)	141.7%

Total Operating Income — Cash Basis	$64.1	$68.4	(6.3%)

QTD Average Occupancy	85.9%	85.7%	0.2pts
Same-Store Square Footage	26.4M
Number of Properties	60

	For the nine months ended September 30,
	2004	2003	% Change
Same-Store Revenues (2)	$398.4	$415.4	(4.1%)
Same-Store Expenses	$193.2	$203.2	4.9%

Total Operating Income	$205.2	$212.2	(3.3%)

GAAP Rent Adjustments	$(10.6)	$(2.3)	360.9%

Total Operating Income — Cash Basis	$194.6	$209.9	(7.3%)

YTD Average Occupancy	85.8%	85.6%	0.2pts
Same-Store Square Footage	26.4M
Number of Properties	60

(1)	Includes consolidated and unconsolidated office joint venture properties without giving effect to Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Capital Expenditures
As of September 30, 2004

Capitalized Property Improvements (1)

	YTD	Q3	Q2	Q1	Q4
	2004	2004	2004	2004	2003
Recurring Property Improvements
$ (in thousands)	$5,003	$2,438	$1,841	$724	$2,492
$ Per Square Foot	$0.20	$0.10	$0.07	$0.03	$0.10
Non-Recurring Property Improvements (2)
$ (in thousands)	$4,001	$1,289	$709	$2,003	$4,101
$ Per Square Foot	$0.16	$0.05	$0.03	$0.08	$0.17
Total Property Improvements
$ (in thousands)	$9,004	$3,727	$2,550	$2,727	$6,593
$ Per Square Foot	$0.36	$0.15	$0.10	$0.11	$0.27

Tenant Improvements and Leasing Costs (3)

	YTD	Q3	Q2	Q1	Q4
	2004	2004	2004	2004	2003
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total Re-leased/Renewal Tenant Square Footage	2,225,027	1,059,631	508,727	656,669	1,540,126
Tenant Improvement Costs Per Square Foot Leased	$12.63	$13.47	$11.21	$12.37	$14.54
Leasing Costs Per Square Foot Leased	$8.38	$10.25	$7.02	$6.40	$7.97

Total Per Square Foot	$21.01	$23.72	$18.23	$18.77	$22.51

Average Lease Term (in years)	8.0	9.3	6.0	7.3	8.3
Tenant Improvement Costs Per Square Foot Leased Per Year	$1.58	$1.45	$1.87	$1.69	$1.75
Leasing Costs Per Square Foot Leased Per Year	$1.05	$1.10	$1.17	$0.88	$0.96

Total Per Square Foot Per Year	$2.63	$2.55	$3.04	$2.57	$2.71

Revenue Enhancing Tenant Improvements and Leasing Costs: (5)
Total New/Expansion Tenant Square Footage	1,180,994	582,254	296,509	302,231	587,397
Tenant Improvement Costs Per Square Foot Leased	$18.03	$19.90	$16.87	$15.55	$26.08
Leasing Costs Per Square Foot Leased	$8.00	$9.02	$7.24	$6.79	$7.45

Total Per Square Foot	$26.03	$28.92	$24.11	$22.34	$33.53

Average Lease Term (in years)	6.4	7.2	5.8	5.6	8.6
Tenant Improvement Costs Per Square Foot Leased Per Year	$2.82	$2.76	$2.91	$2.78	$3.03
Leasing Costs Per Square Foot Leased Per Year	$1.25	$1.26	$1.25	$1.21	$0.87

Total Per Square Foot Per Year	$4.07	$4.02	$4.16	$3.99	$3.90

Total Tenant Improvements and Leasing Costs:
Total Leased Square Footage	3,406,021	1,641,885	805,236	958,900	2,127,523
Tenant Improvements Cost Per Square Foot Leased	$14.50	$15.75	$13.29	$13.37	$17.73
Leasing Costs Per Square Foot Leased	$8.24	$9.81	$7.10	$6.52	$7.83

Total Per Square Foot	$22.74	$25.56	$20.39	$19.89	$25.56

Average Lease Term (in years)	7.5	8.6	5.9	6.8	8.4
Tenant Improvement Costs Per Square Foot Leased Per Year	$1.93	$1.83	$2.25	$1.97	$2.11
Leasing Costs Per Square Foot Leased Per Year	$1.10	$1.14	$1.21	$0.96	$0.93

Total Per Square Foot Per Year	$3.03	$2.97	$3.46	$2.93	$3.04

(1)	Reflects capitalized property improvements for consolidated office properties.

(2)	Enhancements/Additions to building infrastructure.

(3)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustments to give effect to Crescent’s ownership percentage in joint ventured properties.

(4)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement dates are more than twelve months from the end of the current reporting period.

(5)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Top 25 Office Customers (1)
As of September 30, 2004

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF	Occupied SF	(in millions)(2)	(in millions) (3)	Office Revenue
El Paso Energy	Energy	912,000	3.5%	$23.4	$23.4	4.5%
GSA	Government	696,000	2.7%	$13.5	$13.5	2.6%
BP Amoco Corporation	Energy	570,000	2.2%	$13.3	$2.7	0.5%
AIM Management Group, Inc.	Financial Services	554,000	2.2%	$10.9	$9.7	1.9%
Bank One, NA	Financial Services	499,000	1.9%	$13.3	$7.2	1.4%
Carter & Burgess, Inc.	Professional Services	451,000	1.8%	$8.4	$8.4	1.6%
Lyondell Chemical Company	Manufacturing	367,000	1.4%	$7.5	$7.5	1.4%
Hunt Consolidated, Inc.	Energy	328,000	1.3%	$7.9	$7.9	1.5%
Sprint Communications Company	Telecommunications	326,000	1.3%	$5.8	$5.8	1.1%
Exxon Mobil Corporation	Energy	325,000	1.3%	$6.3	$4.6	0.9%
Yum! Restaurant Services Group, Inc.	Food Service	321,000	1.2%	$5.1	$5.1	1.0%
Occidental Oil and Gas Corporation	Energy	318,000	1.2%	$6.6	$6.6	1.3%
Apache Corporation	Energy	298,000	1.2%	$5.7	$5.7	1.1%
Jenkens and Gilchrist, P.C.	Professional Services	260,000	1.0%	$6.8	$5.4	1.0%
Enron Corporation	Energy	241,000	0.9%	$4.0	$4.0	0.8%
Stewart Information Services	Financial Services	240,000	0.9%	$4.3	$4.3	0.8%
Shell Oil Company	Energy	231,000	0.9%	$4.6	$4.6	0.9%
CompUSA	Retail	205,000	0.8%	$4.9	$4.9	0.9%
BMC Software, Inc.	Technology	203,000	0.8%	$3.9	$3.9	0.7%
First Trust Corporation	Professional Services	191,000	0.7%	$2.7	$2.7	0.5%
Southwest Bank of Texas, N.A.	Financial Services	188,000	0.7%	$3.1	$1.1	0.2%
TXU Energy Trading Company	Energy	179,000	0.7%	$3.4	$1.7	0.3%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$2.9	$2.9	0.6%
Aetna Life Insurance Company	Financial Services	163,000	0.6%	$2.9	$2.9	0.6%
Baker & Botts	Professional Services	163,000	0.6%	$4.3	$4.3	0.8%

		8,405,000	32.5%	$175.5	$150.8	28.9%

(1)	This schedule discloses square footage related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(3)	Reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer adjusted to give effect to Crescent’s actual ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Customer Industry Diversification
As of September 30, 2004

     Note: Based on square footage; information supplied to Crescent from its customers.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Lease Expirations
As of September 30, 2004

Total Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	1,284,534 (4)	(535,939)	748,595	(4)	2.9%	$15,075,082	2.6%	$20.14	204
2005	3,288,865	(728,441)	2,560,424	(5)(6)	10.0	58,113,232	10.0	22.70	322
2006	2,644,459	(303,364)	2,341,095		9.2	57,763,491	9.9	24.67	298
2007	2,921,799	84,010	3,005,809		11.8	69,224,067	11.9	23.03	277
2008	1,980,723	27,027	2,007,750		7.9	45,066,865	7.7	22.45	221
2009	2,468,431	79,585	2,548,016		10.0	57,813,022	9.9	22.69	211
2010	2,011,400	270,748	2,282,148		8.9	54,998,947	9.5	24.10	97
2011	1,412,300	15,566	1,427,866		5.6	34,639,968	6.0	24.26	61
2012	1,029,071	48,482	1,077,553		4.2	27,605,937	4.7	25.62	38
2013	1,485,270	14,615	1,499,885		5.9	33,488,983	5.8	22.33	44
2014 and thereafter	5,024,206	1,027,711	6,051,917		23.6	127,819,837	22.0	21.12	90

Total	25,551,058	—	25,551,058	(7)	100.0%	$581,609,431	100.0%	$22.76	1,863

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2004, leases totaling 1,162,703 square feet (including renewals of 535,939 square feet and new leases of 626,764 square feet) have been signed and will commence during 2004. These signed leases represent approximately 91% of gross square footage expiring during the remainder of 2004.

(5)	As of September 30, 2004, leases totaling 888,652 square feet (including renewals of 728,441 square feet and new leases of 160,211 square feet) have been signed and will commence during 2005. These signed leases represent approximately 27% of gross square footage expiring during 2005.

(6)	Expirations by quarter are as follows: Q1: 490,703 Q2: 790,320 Q3: 857,342 Q4: 422,059.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per 10 Year Expiration Report:	25,551,058
Non-revenue Generating Space:	282,501

Total Occupied Office SF:	25,833,559
Total Vacant SF:	4,070,909

Total Office NRA:	29,904,468

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Lease Expirations
As of September 30, 2004

Dallas Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	401,353 (4)	(144,886)	256,467	(4)	3.3%	$5,583,343	3.2%	$21.77	61
2005	1,329,269	(443,111)	886,158	(5) (6)	11.5	18,614,418	10.6	21.01	76
2006	655,966	(8,963)	647,003		8.4	15,782,938	9.0	24.39	55
2007	997,808	123,266	1,121,074		14.5	26,823,886	15.3	23.93	59
2008	492,137	16,140	508,277		6.6	11,372,907	6.5	22.38	55
2009	408,936	7,367	416,303		5.4	11,123,590	6.4	26.72	34
2010	703,651	80,934	784,585		10.2	20,580,487	11.8	26.23	21
2011	398,016	11,664	409,680		5.3	9,734,900	5.6	23.76	16
2012	228,740	—	228,740		3.0	4,840,283	2.8	21.16	13
2013	252,305	50,628	302,933		3.9	7,225,410	4.1	23.85	11
2014 and thereafter	1,840,946	306,961	2,147,907		27.9	43,317,703	24.7	20.17	27

Total	7,709,127	—	7,709,127		100.0%	$174,999,865	100.0%	$22.70	428

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2004, leases totaling 385,787 square feet (including renewals of 144,886 square feet and new leases of 240,901 square feet) have been signed and will commence during 2004. These signed leases represent approximately 96% of gross square footage expiring during the remainder of 2004.

(5)	As of September 30, 2004, leases totaling 535,303 square feet (including renewals of 443,111 square feet and new leases of 92,192 square feet) have been signed and will commence during 2005. These signed leases represent approximately 40% of gross square footage expiring during 2005.

(6)	Expirations by quarter are as follows: Q1: 79,172 Q2: 189,179 Q3: 511,838 Q4: 105,969.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Lease Expirations
As of September 30, 2004

Houston Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	552,167 (4)	(350,259)	201,908	(4)	2.0%	$2,992,699	1.4%	$14.82	84
2005	655,946	(156,823)	499,123	(5) (6)	5.0	10,533,638	4.9	21.10	102
2006	1,053,413	(234,286)	819,127		8.2	17,635,298	8.3	21.53	93
2007	1,161,980	(20,454)	1,141,526		11.5	23,692,878	11.1	20.76	85
2008	910,974	(11,329)	899,645		9.0	18,170,213	8.5	20.20	74
2009	1,078,062	10,928	1,088,990		10.9	20,873,912	9.8	19.17	68
2010	771,379	174,682	946,061		9.5	20,425,261	9.6	21.59	36
2011	675,065	300	675,365		6.8	14,996,029	7.0	22.20	22
2012	527,222	48,482	575,704		5.8	14,884,306	7.0	25.85	16
2013	476,840	—	476,840		4.8	11,647,674	5.5	24.43	12
2014 and thereafter	2,105,746	538,759	2,644,505		26.5	57,722,415	26.9	21.83	27

Total	9,968,794	—	9,968,794		100.0%	$213,574,323	100.0%	$21.42	619

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2004, leases totaling 433,983 square feet (including renewals of 350,259 square feet and new leases of 83,724 square feet) have been signed and will commence during 2004. These signed leases represent approximately 79% of gross square footage expiring during the remainder of 2004.

(5)	As of September 30, 2004, leases totaling 163,070 square feet (including renewals of 156,823 square feet and new leases of 6,247 square feet) have been signed and will commence during 2005. These signed leases represent approximately 25% of gross square footage expiring during 2005.

(6)	Expirations by quarter are as follows: Q1: 180,396 Q2: 88,600 Q3: 85,243 Q4: 144,884.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Lease Expirations
As of September 30, 2004

Austin Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	73,643 (4)	(15,232)	58,411	(4)	4.0%	$1,168,981	3.7%	$20.01	14
2005	482,863	(28,225)	454,638	(5) (6)	31.4	10,398,985	32.9	22.87	25
2006	173,988	(21,627)	152,361		10.5	4,395,115	13.9	28.85	20
2007	79,672	—	79,672		5.5	1,993,314	6.3	25.02	15
2008	87,844	21,627	109,471		7.6	2,221,948	7.0	20.30	17
2009	141,810	—	141,810		9.8	2,965,909	9.4	20.91	17
2010	105,578	3,820	109,398		7.6	1,881,275	6.0	17.20	13
2011	13,381	3,602	16,983		1.2	299,210	1.0	17.62	4
2012	—	—	—		0.0	—	0.0	0.00	—
2013	11,604	—	11,604		0.8	261,834	0.8	22.56	1
2014 and thereafter	276,963	36,035	312,998		21.6	6,005,972	19.0	19.19	9

Total	1,447,346	—	1,447,346		100.0%	$31,592,543	100.0%	$21.83	135

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2004, leases totaling 98,251 square feet (including renewals of 15,232 square feet and new leases of 83,019 square feet) have been signed and will commence during 2004. These signed leases exceed the gross square footage expiring during the remainder of 2004.

(5)	As of September 30, 2004, leases totaling 56,168 square feet (including renewals of 28,225 square feet and new leases of 27,943 square feet) have been signed and will commence during 2005. These signed leases represent approximately 12% of gross square footage expiring during 2005.

(6)	Expirations by quarter are as follows: Q1: 55,047 Q2: 354,968 Q3: 18,304 Q4: 26,319

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Lease Expirations
As of September 30, 2004

Denver Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	28,078 (4)	—	28,078	(4)	1.8%	$703,686	2.2%	$25.06	9
2005	126,573	(3,147)	123,426	(5)(6)	7.9	2,359,412	7.3	19.12	14
2006	98,716	(2,036)	96,680		6.2	2,451,724	7.5	25.36	18
2007	135,917	—	135,917		8.8	2,931,839	9.0	21.57	23
2008	98,119	5,183	103,302		6.7	2,144,234	6.6	20.76	16
2009	279,741	—	279,741		18.0	6,044,697	18.6	21.61	19
2010	118,933	—	118,933		7.7	2,696,361	8.3	22.67	6
2011	42,568	—	42,568		2.7	810,515	2.5	19.04	4
2012	75,753	—	75,753		4.9	1,884,553	5.8	24.88	1
2013	159,300	(86,000)	73,300		4.7	1,431,283	4.4	19.53	5
2014 and thereafter	389,432	86,000	475,432		30.6	9,105,365	27.8	19.15	8

Total	1,553,130	—	1,553,130		100.0%	$32,563,669	100.0%	$20.97	123

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2004, new leases totaling 105,095 square feet have been signed and will commence during 2004. These signed leases exceed the gross square footage expiring during the remainder of 2004.

(5)	As of September 30, 2004, leases totaling 28,359 square feet (including renewals of 3,147 square feet and new leases of 25,212 square feet) have been signed and will commence during 2005. These signed leases represent approximately 22% of gross square footage expiring during 2005.

(6)	Expirations by quarter are as follows: Q1: 99,267 Q2: 5,911 Q3: 13,956 Q4: 4,292.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Lease Expirations
As of September 30, 2004

Miami Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	67,889 (4)	(9,081)	58,808	(4)	3.5%	$1,564,657	3.1%	$26.61	15
2005	275,437	(81,586)	193,851	(5)(6)	11.7	5,850,258	11.5	30.18	49
2006	176,238	10,037	186,275		11.2	5,524,731	10.9	29.66	42
2007	187,401	(18,802)	168,599		10.2	4,806,380	9.5	28.51	41
2008	122,471	13,659	136,130		8.2	4,294,226	8.5	31.55	27
2009	290,146	18,434	308,580		18.6	8,892,590	17.5	28.82	36
2010	192,405	7,383	199,788		12.0	6,289,807	12.4	31.48	10
2011	105,026	—	105,026		6.3	3,722,840	7.3	35.45	5
2012	120,469	—	120,469		7.3	4,205,681	8.3	34.91	5
2013	47,684	—	47,684		2.9	1,552,822	3.1	32.56	4
2014 and thereafter	74,011	59,956	133,967		8.1	3,990,996	7.9	29.79	7

Total	1,659,177	—	1,659,177		100.0%	$50,694,988	100.0%	$30.55	241

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2004, leases totaling 26,090 square feet (including renewals of 9,081 square feet and new leases of 17,009 square feet) have been signed and will commence during 2004. These signed leases represent approximately 38% of gross square footage expiring during the remainder of 2004.

(5)	As of September 30, 2004, leases totaling 89,245 square feet (including renewals of 81,586 square feet and new leases of 7,659 square feet) have been signed and will commence during 2005. These signed leases represent approximately 32% of gross square footage expiring during 2005.

(6)	Expirations by quarter are as follows: Q1: 39,236 Q2: 40,010 Q3: 74,349 Q4: 40,256.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Office Lease Expirations
As of September 30, 2004

Las Vegas Office Properties(1)

	Square		Square			% of	Annual
	Footage of		Footage of		Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring	% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases	Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After	Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)	Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	33,178 (4)	(12,926)	20,252 (4)	2.0%	$471,710	1.5%	$23.29	3
2005	202,596	6,031	208,627 (5)	20.2	6,259,852	19.8	30.00	29
2006	232,906	6,895	239,801	23.2	7,170,132	22.6	29.90	36
2007	106,313	—	106,313	10.3	3,107,764	9.8	29.23	21
2008	160,703	—	160,703	15.5	4,840,987	15.3	30.12	17
2009	112,359	—	112,359	10.9	3,563,948	11.3	31.72	13
2010	50,113	—	50,113	4.8	1,586,365	5.0	31.66	4
2011	98,108	—	98,108	9.5	3,473,787	11.0	35.41	3
2012	12,944	—	12,944	1.3	422,315	1.3	32.63	1
2013	19,580	—	19,580	1.9	644,275	2.0	32.90	2
2014 and thereafter	4,974	—	4,974	0.4	150,529	0.4	30.26	1

Total	1,033,774	—	1,033,774	100.0%	$31,691,664	100.0%	$30.66	130

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2004, leases totaling 68,578 square feet (including renewals of 12,926 square feet and new leases of 55,652 square feet) have been signed and will commence during 2004. These signed leases exceed the gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q1: 7,809 Q2: 23,541 Q3: 108,272 Q4: 69,005.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

`

Office Lease Expirations
As of September 30, 2004

Other Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	128,226 (4)	(3,555)	124,671	(4)	5.7%	$2,590,006	5.6%	$20.77	18
2005	216,181	(21,580)	194,601	(5)(6)	8.9	4,096,669	8.8	21.05	27
2006	253,232	(53,384)	199,848		9.2	4,803,553	10.3	24.04	34
2007	252,708	—	252,708		11.6	5,868,006	12.6	23.22	33
2008	108,475	(18,253)	90,222		4.1	2,022,350	4.4	22.42	15
2009	157,377	42,856	200,233		9.2	4,348,376	9.4	21.72	24
2010	69,341	3,929	73,270		3.4	1,539,391	3.3	21.01	7
2011	80,136	—	80,136		3.7	1,602,687	3.5	20.00	7
2012	63,943	—	63,943		2.9	1,368,799	2.9	21.41	2
2013	517,957	49,987	567,944		26.1	10,725,685	23.1	18.89	9
2014 and thereafter	332,134	—	332,134		15.2	7,526,857	16.1	22.66	11

Total	2,179,710	—	2,179,710		100.0%	$46,492,379	100.0%	$21.33	187

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego and Irvine.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2004, leases totaling 44,919 square feet (including renewals of 3,555 square feet and new leases of 41,364 square feet) have been signed and will commence during 2004. These signed leases represent approximately 35% of gross square footage expiring during the remainder of 2004.

(5)	As of September 30, 2004, leases totaling 22,538 square feet (including renewals of 21,580 square feet and new leases of 958 square feet) have been signed and will commence during 2005. These signed leases represent approximately 10% of gross square footage expiring during 2005.

(6)	Expirations by quarter are as follows: Q1: 29,776 Q2: 88,111 Q3: 45,380 Q4: 31,334.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Acquisitions/Development/Dispositions
As of September 30, 2004

Acquisitions

			Square		Purchase	PSF Purchase
Property	CEI Ownership	Market	Feet	Date of Purchase	Price	Price	% Leased
Hughes Center Dupont Centre The Alhambra	Various (1) 100% 100%	Las Vegas - Central East Irvine - John Wayne Airport Coral Gables	1,110,890 250,782 317,566	Various (1) 3/31/2004 8/6/04	$215.1 Million $54.3 Million $72.3 Million	$ 194 $ 217 $ 228	94% 90% 90%

(1)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property (in which the Company owns a 67% general partner interest) acquired December 2003 through May 2004. The total purchase price was $232.5 million, of which $215.1 million related to office buildings and $17.4 million related to retail parcels.

Development

					Estimated			%
					Construction	In Place		Currently
		%	Square	Start	Completion	Development	Total Projected	Leased/
Project	Market	Ownership	Feet	Date	Date	Costs	Investment	Committed
Houston Center Shops - Redevelopment	Houston-CBD	100%	190,729	2Q 2003	4Q 2004	$10.9 Million	$11.6 Million	78%/ 81%

Dispositions

	CEI		Square	Date of	Gross Proceeds	Gross PSF	Net Proceeds	Net PSF	Gain/(Loss)
Property	Ownership	Market	Feet	Sale	to CEI	Sales Price	to CEI	Sales Price	to CEI (2)
1800 West Loop South	100%	Houston - West Loop/Galleria	399,777	3/23/2004	$29.4 Million	$73	$28.2 Million	$71	($16.2) Million
Liberty Plaza	100%	Dallas - Quorum/Bent Tree	218,813	4/13/2004	$11.2 Million	$51	$10.8 Million	$49	($4.5) Million
Ptarmigan Place	100%	Denver - Cherry Creek	418,630	6/17/2004	$29.3 Million	$63	$28.2 Million	$60	($2.0) Million
Addison Tower	100%	Dallas - Addison	145,886	6/29/2004	$9.0 Million	$62	$8.8 Million	$58	$0.2 Million
5050 Quorum	100%	Dallas - Quorum/Bent Tree	133,799	7/2/2004	$9.1 Million	$68	$8.9 Million	$65	($1.1) Million
12404 Park Central	100%	Dallas - LBJ Freeway	239,103	7/29/2004	$9.5 Million	$40	$9.2 Million	$38	($4.6) Million

(2)	Includes previously recognized impairments, if applicable.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Resort/Hotel Property Table (1)
As of September 30, 2004

					For the three months ended September 30,
									Revenue
					Average		Average		Per
		Year			Occupancy		Daily		Available
		Completed/			Rate		Rate		Room/Guest Night
RESORT/HOTEL PROPERTY (2)	Location	Renovated	Rooms		2004	2003	2004	2003	2004	2003
Operating Properties
Upscale Business Class Hotels:
Omni Austin Hotel (3)	Austin, TX	1986	375		77%	71%	$106	$107	$82	$76
Renaissance Houston Hotel	Houston, TX	1975/2000	388		61	58	88	100	54	58

Total/Weighted Average			763		70%	65%	$98	$104	$68	$67

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		74%	72%	$163	$156	$120	$112
Fairmont Sonoma Mission Inn & Spa (4)	Sonoma, CA	1927/1987/1997/2004	228		78	77	283	251	220	193
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		78	88	486	469	381	414

Total/Weighted Average			565		76%	75%	$248	$234	$188	$177

Destination Fitness Resorts and Spas:			Guest Nights
Canyon Ranch-Tucson	Tucson, AZ	1980	259	(5)
Canyon Ranch-Lenox	Lenox, MA	1989	212	(5)

Total/Weighted Average			471		84%	77%	$658	$620	$503	$448

Luxury and Destination Fitness Resorts Combined					80%	76%	$436	$406	$332	$300

Total/Weighted Average for Resort/Hotel Properties Excluding Held for Sale Properties			1,799		75%	71%	$303	$291	$223	$204

Held for Sale Properties
Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		84%	81%	$125	$130	$105	$105
Hyatt Regency Albuquerque (6)	Albuquerque, NM	1990	395		78	75	80	94	62	71

Total/Weighted Average for Held for Sale Resort/Hotel Properties			1,008		81%	79%	$107	$116	$87	$91

Grand Total/Weighted Average for Resort/Hotel Properties			2,807		78%	74%	$230	$225	$175	$164

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Company has also entered into agreements with Ritz-Carlton Hotel Company, L.L.C. to develop the Ritz-Carlton hotel and residence project in Dallas, Texas upon reaching a specified level of pre-sales for the residences. The development plans include a Ritz-Carlton with approximately 216 hotel rooms and 70 residences. Construction on the development is anticipated to begin in the second quarter of 2005.

(3)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(4)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa. Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation is approximately $11.7 million, of which $11.7 million has been funded as of June 30, 2004. The renovation was completed in July, 2004.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(6)	On October 19, 2004, Crescent completed the sale of Hyatt Albuquerque Hotel for net proceeds of $32.5M and a net gain of approximately $3.3 million. The proceeds were used to pay down $26 million on the Bank of America Fund XII Term Loan. The remaining $6.9M was used to pay down the credit facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Resort/Hotel Property Table(1)
As of September 30, 2004

					For the nine months ended September 30,
									Revenue
					Average		Average		Per
		Year			Occupancy		Daily		Available
		Completed/			Rate		Rate		Room/Guest Night
RESORT/HOTEL PROPERTY (2)	Location	Renovated	Rooms		2004	2003	2004	2003	2004	2003
Operating Properties
Upscale Business Class Hotels:
Omni Austin Hotel (3)	Austin, TX	1986	375		72%	75%	$113	$114	$81	$86
Renaissance Houston Hotel	Houston, TX	1975/2000	388		60	63	104	110	62	69

Total/Weighted Average			763		66%	69%	$109	$112	$72	$77

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		63%	62%	$278	$283	$176	$176
Fairmont Sonoma Mission Inn & Spa (4)	Sonoma, CA	1927/1987/1997/2004	228		59	66	248	245	145	161
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		64	77	432	412	275	317

Total/Weighted Average			565		61%	65%	$283	$284	$174	$185

Destination Fitness Resorts and Spas:			Guest Nights
Canyon Ranch-Tucson	Tucson, AZ	1980	259	(5)
Canyon Ranch-Lenox	Lenox, MA	1989	212	(5)

Total/Weighted Average			471		82%	79%	$688	$642	$525	$481

Luxury and Destination Fitness Resorts Combined					71%	72%	$490	$460	$334	$320

Total/Weighted Average for Resort/Hotel Properties Excluding Held for Sale Properties			1,799		69%	71%	$335	$316	$225	$219

Held for Sale Properties
Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		74%	75%	$122	$129	$91	$97
Hyatt Regency Albuquerque (6)	Albuquerque, NM	1990	395		75	75	94	100	70	75

Total/Weighted Average for Held for Sale Resort/Hotel Properties			1,008		74%	75%	$111	$117	$82	$88

Grand Total/Weighted Average for Resort/Hotel Properties			2,807		71%	72%	$251	$242	$175	$173

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Company has also entered into agreements with Ritz-Carlton Hotel Company, L.L.C. to develop the Ritz-Carlton hotel and residence project in Dallas, Texas upon reaching a specified level of pre-sales for the residences. The development plans include a Ritz-Carlton with approximately 216 hotel rooms and 70 residences. Construction on the development is anticipated to begin in the second quarter of 2005.

(3)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(4)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa. Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation is approximately $11.7 million, of which $11.7 million has been funded as of June 30, 2004. The renovation was completed in July, 2004.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(6)	On October 19, 2004, Crescent completed the sale of Hyatt Albuquerque Hotel for net proceeds of $32.5M and a net gain of approximately $3.3 million. The proceeds were used to pay down $26 million on the Bank of America Fund XII Term Loan. The remaining $6.9M was used to pay down the credit facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Resort Same-Store Analysis (1)
September 30, 2004

Resorts (2)

	For the three months ended September 30,
	2004	2003	Percentage/Point Change
Same-Store NOI (in thousands)	$7,149	$6,321	13	% (3)
Weighted Average Occupancy	80%	76%	4	pt (3)
Average Daily Rate	$436	$406	7%
Revenue per Available Room/Guest Night	$332	$300	11%

	For the nine months ended September 30,
	2004	2003	Percentage/Point Change
Same-Store NOI (in thousands)	$18,918	$19,602	(3	)% (3)
Weighted Average Occupancy	71%	72%	(1	)pt (3)
Average Daily Rate	$490	$460	7%
Revenue per Available Room/Guest Night	$334	$320	4%

(1)	The Company is no longer providing same-store statistics for its business-class hotel properties. Two of the four hotels owned are now categorized as properties held for sale, thus same-store statistics for continuing operations are no longer considered useful.

(2)	Same-Store Analysis excludes the Ritz Carlton Palm Beach. On November 21, 2003, the Company sold its 50% interest in the property.

(3)	In November 2003, renovation began on 97 historic inn rooms at Fairmont Sonoma Mission Inn & Spa. In the second quarter of 2004, 67 rooms returned to service, and the remaining rooms returned to service in July 2004. In the second quarter of 2004, Ventana Inn & Spa began renovation on 13 suites which were completed in September 2004.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

PORTFOLIO DATA
Residential Development

Residential Development Net Present Valuation and Residential Development Performance History and 5-Year Projections
were provided in the First Quarter 2004 Supplemental Operating and Financial Data. These schedules are updated on an annual basis only. Please view these schedules in context with other First Quarter 2004 Residential Development disclosure on the Investor Relations page of the Company’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Statistics
As of September 30, 2004
(dollars in thousands)

Crescent Resort Development

	For the three months
	ended September 30,
	2004	2003
Residential Lot Sales	31	36
Residential Unit Sales:
Townhome Sales	4	1
Condominium Sales	5	9
Residential Equivalent Timeshare Unit Sales	3.9	0.6
Average Sales Price per Residential Lot	$200	$60
Average Sales Price per Residential Unit	$1,901	$1,240
Average Sales Price per Residential Equivalent Timeshare Unit	$2,262	$1,762

	For the nine months ended
	September 30,
	2004	2003
Residential Lot Sales	150	62
Residential Unit Sales:
Townhome Sales	7	2
Condominium Sales	13	48
Residential Equivalent Timeshare Unit Sales	7.32	3.7
Average Sales Price per Residential Lot	$137	$53
Average Sales Price per Residential Unit	$1,413	$1,180
Average Sales Price per Residential Equivalent Timeshare Unit	$2,151	$1,432

Desert Mountain

	For the three months
	ended September 30,
	2004	2003
Residential Lot Sales	5	10
Average Sales Price per Lot (1)	$923	$457

	For the nine months ended
	September 30,
	2004	2003
Residential Lot Sales	44	34
Average Sales Price per Lot(1)	$807	$611

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Residential Development Property Table
As of September 30, 2004
(dollars in thousands)

					Entire Project
													Proposed
												Average	Average
		Crescent's			Number	Planned			Under	Under	Physical	Sales Price	Sales Price
		Preferred			of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining
		Return/		Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/
Corporation / Project	Location	Ownership(1)		Type(2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres(3)	Acres
Desert Mountain Development Corporation
Desert Mountain(5)	Scottsdale, AZ		93%	SFB	3	2,485	2,336	149	N/A	N/A	60	$549	$1,134
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar	Lake Tahoe, CA	13%/57	%(6)	CO, TH, TSS	12	1,800	0	1,800	100	15%	0	N/A	$1,730
Old Greenwood — Lots	Lake Tahoe, CA		13%/71%	SF B	2	104	96	8	0	N/A	8	$330	$820
Old Greenwood — Fractional	Lake Tahoe, CA		13%/71%	TS S	8	146.0	5.7	140.3	24.0	30%	3.8	$2,357	$1,890
Gray’s Crossing	Lake Tahoe, CA		13%/71%	SF B, THB	4	478	0	478	101	75%	0	N/A	$260
Denver Development
Park Place at Riverfront Park	Denver, CO		12%/64%	COP	0	70	70	0	0	N/A	0	$470	N/A
Park Tower at Riverfront Park	Denver, CO		12%/64%	COP	0	61	61	0	0	N/A	0	$740	N/A
Creekside I at Riverfront Park	Denver, CO		12%/64%	COP	2	40	35	5	0	N/A	5	$330	$370
Creekside II at Riverfront Park	Denver, CO		12%/64%	COP	2	40	0	40	40	25%	0	N/A	$390
Creekside Townhomes at Riverfront Park	Denver, CO		12%/64%	THP	3	23	0	23	23	7%	0	N/A	$750
Brownstones (Phase I)	Denver, CO		12%/64%	THP	3	16	0	16	16	40%	0	N/A	$1,720
Delgany	Denver, CO		12%/64%	COP	2	44	0	44	44	35%	0	N/A	$650
Riverfront Park	Denver, CO		12%/64%	CO,THP	13	738	0	738	0	N/A	0	N/A	$500
Downtown Acreage	Denver, CO		12%/64%	ACR	5	22.3	9.4	13.0	0.0	N/A	13.0	$1,945	$2,210
Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO		12%/64%	COS	2	31	0	31	31	92%	0	N/A	$2,240
Horizon Pass Townhomes	Bachelor Gulch, CO		12%/64%	THS	1	9	4	5	5	86%	0	$3,500	$3,320
Hummingbird	Bachelor Gulch, CO		12%/64%	COS	3	40	0	40	40	16%	0	N/A	$2,430
Eagle Ranch	Eagle, CO		12%/60%	SFP	8	1,438	735	703	43	70%	12	$80	$100
Cresta	Arrowhead, CO		12%/60%	THS	0	25	25	0	0	N/A	0	$1,950	N/A
Main Street Station (Phase I)	Breckenridge, CO	12%/30	%(6)	COS	0	82	82	0	0	N/A	0	$490	N/A
Main Street Station Buildings E and F	Breckenridge, CO	12%/30	%(6)	COS	4	74	0	74	0	N/A	0	N/A	$490
Main Street Station Vacation Club	Breckenridge, CO	12%/30	%(6)	TSS	3	42.0	28.3	13.7	0.0	N/A	13.7	$1,200	$1,200
Riverbend	Charlotte, NC		12%/60%	SFP	3	650	351	299	0	N/A	109	$30	$40
Three Peaks	Silverthorne, CO	12%/30	%(6)	SFS	3	391	213	178	0	N/A	75	$240	$200
Other	Bachelor Gulch, CO		12%/64%	THB	4	26	0	26	0	N/A	0	N/A	$4,450
Mira Vista Development Corp.
Mira Vista	Fort Worth, TX		98%	SFP	0	740	740	0	0	N/A	0	$99	N/A
Houston Area Development Corp.
Falcon Point	Houston TX		98%	SFP	2	527	499	28	0	N/A	28	$39	$40
Spring Lakes	Houston TX		98%	SFP	3	464	391	73	0	N/A	73	$33	$40

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2004 Expected and Actual Results
	Expected			Pre-Sold	Expected	Closed
	Sales	Closed	Remaining	Remaining	Average	Average
	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Acres [A]	Acres	Acres	Acres (4)	Price [A]	Price
Desert Mountain Development Corporation
Desert Mountain(5)	63	44	19	8	$871	$807
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar	0	0	0	84	—	—
Old Greenwood — Lots	24	20	4	4	$490	$449
Old Greenwood — Fractional	12.7	5.7	7.0	7.0	$1,918	$2,357
Gray’s Crossing	80	0	80	101	$225	—
Denver Development
Park Place at Riverfront Park	2	2	0	0	$1,608	$1,633
Park Tower at Riverfront Park	1	1	0	0	$1,785	$1,785
Creekside I at Riverfront Park	13	9	4	1	$371	$365
Creekside II at Riverfront Park	0	0	0	15	—	—
Creekside Townhomes at Riverfront Park	0	0	0	1	—	—
Brownstones (Phase I)	0	0	0	4	—	—
Delgany	0	0	0	21	—	—
Riverfront Park	0	0	0	0	—	—
Downtown Acreage	3.6	1.4	2.2	2.2	$2,075	$2,226
Mountain and Other Development
Horizon Pass Lodge	26	0	26	25	$2,067	—
Horizon Pass Townhomes	9	4	5	9	$3,394	$3,501
Hummingbird	0	0	0	33	—	—
Eagle Ranch	319	92	227	43	$61	$98
Cresta	3	3	0	0	$1,850	$1,850
Main Street Station (Phase I)	1	1	0	0	$380	$380
Main Street Station Buildings E and F	0	0	0	0	—	—
Main Street Station Vacation Club	2.2	1.6	0.6	0.1	$1,335	$1,412
Riverbend	70	16	54	54	$30	$31
Three Peaks	57	22	35	37	$100	$96
Other	0	0	0	0	—	—
Mira Vista Development Corp.
Mira Vista	16	16	0	0	$97	$97
Houston Area Development Corp.
Falcon Point	43	31	12	0	$43	$44
Spring Lakes	47	22	25	0	$43	$41

[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to September 30, 2004 or under contract as of October 18, 2004.

(5)	Average Sales Price includes golf membership, which as of September 30, 2004 is $0.3 million.

(6)	A joint venture partner participates in this project.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Residential Development Net Equity Book Value by Project
As of September 30, 2004
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other	Developments
Assets	$239,700	$87,500	$181,900	$509,100	$272,700	$52,400	$834,200
Property Level Financing	(8,100)	(17,300)	(46,300)	(71,700)	(31,000)	(500)	(103,200)
Other Liabilities	(15,800)	(7,900)	(40,900)	(64,600)	(89,900)	(23,400)	(177,900)
Minority Interest	(300)	(400)	(10,900)	(11,600)	(16,400)	(700)	(28,700)

Net Equity Book Value	$215,500	$61,900	$83,800	$361,200	$135,400	$27,800	$524,400

Club Assets, net(1)	$40,700	$5,900	$1,400	$48,000	$105,900	$12,600	$166,500
Net Equity in Development Real Estate	$174,800	$56,000	$82,400	$313,200	$29,500	$15,200	$357,900

(1)	Includes club houses, golf courses, restaurants, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Temperature-Controlled Logistics (Landlord)
As of September 30, 2004

Temperature-Controlled Logistics (Landlord)
Property Table

		Total Cubic	Total			Total Cubic	Total
	Number of	Footage	Square feet		Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)	State	Properties(1)	(in millions)	(in millions)
Alabama	4	10.7	0.4	Missouri	2	46.8	2.8
Arizona	1	2.9	0.1	Nebraska	2	4.4	0.2
Arkansas	6	33.1	1.0	New York	1	11.8	0.4
California	7	25.1	0.9	North Carolina	3	10.0	0.4
Colorado	1	2.8	0.1	Ohio	1	5.5	0.2
Florida	5	6.5	0.3	Oklahoma	2	2.1	0.1
Georgia	8	49.5	1.7	Oregon	6	40.4	1.7
Idaho	2	18.7	0.8	Pennsylvania	2	27.4	0.9
Illinois	2	11.6	0.4	South Carolina	1	1.6	0.1
Indiana	1	9.1	0.3	South Dakota	1	2.9	0.1
Iowa	2	12.5	0.5	Tennessee	3	10.6	0.4
Kansas	2	5.0	0.2	Texas	2	6.6	0.2
Kentucky	1	2.7	0.1	Utah	1	8.6	0.4
Maine	1	1.8	0.1	Virginia	2	8.7	0.3
Massachusetts	5	10.5	0.5	Washington	6	28.7	1.1
Mississippi	1	4.7	0.2	Wisconsin	3	17.4	0.6

				TOTAL	87	440.7	17.5 (2)

(1)	As of September 30, 2004, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation (TCLC), which directly or indirectly owns the 87 temperature-controlled logistics properties. The business operations associated with the Temperature-Controlled Logistics properties are owned by AmeriCold Logistics, in which the Company has no interest. TCLC (landlord) is entitled to receive lease payments from AmeriCold Logistics (tenant).

(2)	As of September 30, 2004, Americold Logistics operated 99 temperature-controlled logistics properties with an aggregate of approximately 524.3 million cubic feet (20.0 million square feet) of warehouse space.

	For the three months ended September 30,		For the nine months ended September 30,
	2004	2003	2004	2003
Crescent’s FFO	$4,862	$4,198	$12,834	$16,294

AmeriCold Logistics Summary Operating Income Statement
(Tenant & Operator of Above Properties)

	For the three months ended September 30,
	2004	2003	% Change
Revenue	$173,332	$163,676
Expenses	154,280	134,209

Net income (before rent expense)(1)	$19,052	$29,467	(35.3%)

Average Occupancy for all Leased Facilities	73%	75%

	For the nine months ended September 30,
	2004	2003	% Change
Revenue	$509,244	$477,556
Expenses	440,102	388,520

Net income (before rent expense)(2)	$69,142	$89,036	(22.3%)

Average Occupancy for all Leased Facilities	70%	74%
Facilities Operated by Americold Logistics	99	102
Facilities Leased to Americold Logistics by TCLC	87	87

(1)	Net income is calculated as Operating Income before rent expense of $41,448 and $39,698 for the three months ended September 30, 2004 and 2003, respectively. Net loss including rent expense was ($22,396) and ($10,231) for the three months ended September 30, 2004 and 2003, respectively.

(2)	Net income is calculated as Operating Income before rent expense of $120,738 and $118,018 for the nine months ended September 30, 2004 and 2003, respectively. Net loss including rent expense was ($51,596) and ($28,982) for the nine months ended September 30, 2004 and 2003, respectively.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

Equity Research Coverage

BB&T Capital Markets	Merrill Lynch
Stephanie Krewson	Steve Sakwa
Keith Pomroy	Brian Legg
804.782.8784	212.449.0335
804.787.8221	212.449.1153

Bear Stearns	Morgan Stanley
Ross Smotrich	Greg Whyte
Jeff Langbaum	David Cohen
212.272.8046	212.761.6331
212.272.4201	212.761.8564

Friedman Billings Ramsey	RBC Capital Markets
David Loeb	Jay Leupp
Gustavo Sarago	David Copp
703.469.1289	415.633.8588
703.469.1042	415.633.8558

Greenstreet Advisors	Smith Barney Citigroup
Jim Sullivan	Jonathan Litt
949-640-8780	John Stewart
Andrew Calderwood
212.816.0231
212.816.1685
212.816.4471

Investor Relations

Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Ste 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Keira Moody	Jennifer Terrell
Vice President Investor Relations	Investor and Media
and Corporate Communications	Relations Manager
Phone: 817.321.1412	Phone: 817.321.1464
Fax: 817.321.2060	Fax: 817.321.2060
Kmoody@crescent.com	Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004